Financial Instruments - Changes in Fair Value for Partnership's Contingent Consideration Liability Measured Recurring Basis Using Significant Unobservable Inputs (Level 3) (Detail) - Contingent Consideration [Member] - Logitel Offshore Holding [Member] - USD ($)
$ in Thousands
	3 Months Ended		9 Months Ended
	Sep. 30, 2016	Sep. 30, 2015	Sep. 30, 2016	Sep. 30, 2015
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Balance at beginning of period	$ 0	$ (15,292)	$ (14,830)	$ (21,448)
Acquisition of Logitel	0	0	0	2,569
Settlement of liability	0	0	0	3,540
Gain (loss) included in Other (expense) income - net	0	(253)	14,830	(206)
Balance at end of period	$ 0	$ (15,545)	$ 0	$ (15,545)